UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  October 30, 2006
(Date of earliest event reported)

                      Banc of America Mortgage 2006-B Trust
--------------------------------------------------------------------------------
           (Exact name of issuing entity as specified in its charter)

                    Banc of America Mortgage Securities, Inc.
--------------------------------------------------------------------------------
              (Exact name of depositor as specified in its charter)

                      Bank of America, National Association
--------------------------------------------------------------------------------
               (Exact name of sponsor as specified in its charter)

        New York                    333-132249-09                Applied For
--------------------------------------------------------------------------------
(State or other jurisdiction of     (Commission File No.       (IRS Employer
incorporation of issuing entity)     of issuing entity)      Identification No.)
                                                              of issuing entity)

 214 North Tryon Street, Charlotte, North Carolina               28255
--------------------------------------------------------------------------------
Address of principal executive offices                         (Zip Code)

Depositor's telephone number, including area code        (704) 387-8239
                                                   -----------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

Attached as Exhibit 4.1 is the pooling and servicing agreement, dated October 30, 2006 (the "Pooling and Servicing Agreement"), among Banc of America Mortgage Securities, Inc. (the "Company"), as depositor, Bank of America, National Association, as servicer, and Wells Fargo Bank, N.A., as trustee. The Pooling and Servicing Agreement governs the Banc of America Mortgage 2006-B Trust, Mortgage Pass-Through Certificates, Series 2006-B (the "Certificates"), issued on October 30, 2006, including (i) the Class 1-A-1, Class 1-A-R, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4, Class B-1, Class B-2 and Class B-3 Certificates (the "Public Certificates"), having an aggregate initial class certificate balance of $757,964,100.00 and
(ii) the Class B-4, Class B-5 and Class B-6 Certificates (the "Private Certificates"), having an aggregate initial class balance of $5,343,915.18.

The Public Certificates were sold to Banc of America Securities LLC (the "Underwriter"), pursuant to an underwriting agreement, dated October 26, 2006 (the "Underwriting Agreement"), among the Company, Bank of America, National Association and the Underwriter. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

The Private Certificates were sold to Banc of America Securities LLC on October 30, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Bank of America, National Association.

The mortgage loans underlying the Certificates were purchased by the Company from Bank of America, National Association pursuant to a mortgage loan purchase agreement, dated October 30, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and Bank of America, National Association. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2.

ITEM 9.01        Financial Statements and Exhibits

 (c)    Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

        (1.1)                                   Underwriting Agreement, dated
                                                October 26, 2006, among the
                                                Company, Bank of America,
                                                National Association and the
                                                Underwriter.
        (4.1)                                   Pooling and Servicing Agreement,
                                                dated October 30, 2006, among
                                                Banc of America Mortgage
                                                Securities, Inc., Bank of
                                                America, National Association
                                                and Wells Fargo Bank, N.A., as
                                                trustee.
        (4.2)                                   Mortgage Loan Purchase
                                                Agreement, dated October 30,
                                                2006, between Banc of America
                                                Mortgage Securities, Inc. and
                                                Bank of America, National
                                                Association.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BANC OF AMERICA MORTGAGE
                                             SECURITIES, INC.


October 30, 2006


                                           By: /s/ Judy Lowman
                                               -------------------------------
                                               Name:  Judy Lowman
                                               Title: Senior Vice President

                                INDEX TO EXHIBITS

Exhibit No.                               Description
-----------                               -----------
   (1.1)            Underwriting Agreement, dated October 26,
                    2006, among the Company, Bank of America,
                    National Association and the Underwriter.
   (4.1) Pooling and Servicing Agreement, dated October 30, 2006, among Banc of America Mortgage Securities, Inc., Bank of America, National Association and Wells Fargo Bank, N.A., as trustee.
   (4.2) Mortgage Loan Purchase Agreement, dated October 30, 2006, between Banc of America Mortgage Securities, Inc. and Bank of America, National Association.